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                        EXHIBIT 24 - POWER OF ATTORNEY

                       PROVIDENT BANKSHARES CORPORATION

                               POWER OF ATTORNEY

     Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Provident Bankshares Corporation (the "Company"), hereby appoints Peter M. Martin, Dennis A. Starliper, and R. Wayne Hall, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:


     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, an Annual Report on Form 10-K for the Company pursuant to Section 13 of the Securities Exchange Act of 1934, and any amendments, thereto (such report, together with all exhibits and documents therein and all such amendments, the "Form 10-K").

    2. To file or cause to be filed the Form 10-K with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in connection with Form 10-K.

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     This power of attorney shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.

/s/ Peter M. Martin                            December 20, 2000
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    Peter M. Martin

/s/ Dennis A. Starliper                        December 20, 2000
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    Dennis A. Starliper

/s/ R. Wayne Hall                              December 20, 2000
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    R. Wayne Hall

/s/ Melvin A. Bilal                            December 20, 2000
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    Melvin A. Bilal

/s/ Thomas S. Bozzuto                          December 20, 2000
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    Thomas S. Bozzuto

/s/ Calvin W. Burnett                          December 20, 2000
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    Dr. Calvin W. Burnett
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/s/ Ward B. Coe, III                    December 20, 2000
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Ward B. Coe, III


/s/ Charles W. Cole                     December 20, 2000
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Charles W. Cole


/s/ Pierce B. Dunn                      December 20, 2000
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Pierce B. Dunn


/s/ Enos K. Fry                         December 20, 2000
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Enos K. Fry


/s/ Herbert W. Jorgensen                December 20, 2000
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Herbert W. Jorgensen


/s/ Mark K. Joseph                      December 20, 2000
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Mark K. Joseph


/s/ Barbara B. Lucas                    December 20, 2000
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Barbara B. Lucas


/s/ Frederick W. Meier, Jr.             December 20, 2000
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Frederick W. Meier, Jr.

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/s/ Francis G. Riggs                    December 20, 2000
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Francis G. Riggs


/s/ Sheila K. Riggs                     December 20, 2000
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Sheila K. Riggs


/s/ Carl W. Stearn                      December 20, 2000
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Carl W. Stearn